SUPPLEMENT DATED DECEMBER 19, 2007
TO

PROSPECTUS DATED MAY 1, 2007
 FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

On or about March 10, 2008, the above-captioned prospectuses are amended to add new investment options.

The following new investment options will be added to the above-captioned prospectuses on or about March 10, 2008.As a result,the list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Equity Funds	Short-Term Bond Funds
SCSM Lord Abbett Growth & Income Fund	SCSM Goldman Sachs Short Duration Fund
Mid-Cap Equity Funds	High Yield Bond Funds
SCSM Goldman Sachs Mid Cap Value Fund	SCSM PIMCO High Yield Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC), SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.), SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.